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                                                           EXHIBIT (99D)













                               SNAKE EYES GOLF CLUBS, INC.

                     1997 STOCK OPTION AND LONG-TERM INCENTIVE PLAN






                      Adopted and Effective as of November 3, 1997

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TABLE OF CONTENTS

1. PURPOSE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     (a)   Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     (b)   Cause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     (c)   Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     (d)   Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     (e)   Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     (f)   Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     (g)   Disability. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     (h)   Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     (i)   Incentive Award . . . . . . . . . . . . . . . . . . . . . . . . . .2
     (j)   Incentive Stock Option. . . . . . . . . . . . . . . . . . . . . . .3
     (k)   Issue Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     (l)  Non-Qualified Stock Option . . . . . . . . . . . . . . . . . . . . .3
     (m)   Option. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     (n)   Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     (o)   Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     (p)  Restricted Stock . . . . . . . . . . . . . . . . . . . . . . . . . .3
     (q)  Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     (r)   Securities Act. . . . . . . . . . . . . . . . . . . . . . . . . . .4
     (s)   Vesting Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .4

3. ADMINISTRATION OF THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . .4

     (a) Board or Committee Administration.. . . . . . . . . . . . . . . . . .4
     (b) Committee Actions.. . . . . . . . . . . . . . . . . . . . . . . . . .5
     (c) Grant of Options to Directors.. . . . . . . . . . . . . . . . . . . .6

4. ELIGIBLE EMPLOYEES AND OTHERS.. . . . . . . . . . . . . . . . . . . . . . .6

5. STOCK.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

6. GRANTING OF OPTIONS OR RESTRICTED STOCK.. . . . . . . . . . . . . . . . . .7

     (a) Plan Awards.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     (b) Individual Awards.. . . . . . . . . . . . . . . . . . . . . . . . . .7

7. OPTION PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

     (a) Price.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     (b) Determination or Fair Market Value. . . . . . . . . . . . . . . . . .8

8. OPTION DURATION.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

9. EXERCISE OR OPTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

10. TERMINATION OF EMPLOYMENT. . . . . . . . . . . . . . . . . . . . . . . . .9

                                            i

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     (a) Termination other than for Cause, Retirement, Death or Disability . .9
     (b) Termination for Cause . . . . . . . . . . . . . . . . . . . . . . . .9
     (c) Death / Disability / Retirement.. . . . . . . . . . . . . . . . . . .10

11. ASSIGNABILITY/ TRANSFERS.. . . . . . . . . . . . . . . . . . . . . . . . .10

     (a) Assignability . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     (b) Upon Death. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

12. MEANS OF EXERCISING OPTIONS. . . . . . . . . . . . . . . . . . . . . . . .10

     (a) Notice and Payment of Exercise Price. . . . . . . . . . . . . . . . .10
     (b) Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     (c) Fractional Shares . . . . . . . . . . . . . . . . . . . . . . . . . .11

13. INCENTIVE STOCK OPTION LIMITATIONS.. . . . . . . . . . . . . . . . . . . .11

     (a) $100,000 Annual Limitation on Incentive Stock Options.. . . . . . . .11
     (b) Ten (10%) Owners. . . . . . . . . . . . . . . . . . . . . . . . . . .12
     (c) Employee Status / Price . . . . . . . . . . . . . . . . . . . . . . .12
     (d) Notice to Company of Disqualifying' Position. . . . . . . . . . . . .12

14. GRANT AGREEMENT / TERMS AND CONDITIONS OF OPTIONS. . . . . . . . . . . . .12

15. RESTRICTED STOCK.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

     (a)  Issue Date and Vesting Date. . . . . . . . . . . . . . . . . . . . .13
     (b)  Conditions to Vesting. . . . . . . . . . . . . . . . . . . . . . . .13
     (c) Restrictions on Transfer Prior to Vesting . . . . . . . . . . . . . .13
     (d)  Issuance of Certificates . . . . . . . . . . . . . . . . . . . . . .14
     (e)  Consequences Upon Vesting. . . . . . . . . . . . . . . . . . . . . .14
     (f) Effect of Termination of Employment . . . . . . . . . . . . . . . . .15

16. ADJUSTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

     (a)  Options - Stock Dividends and Stock Splits.. . . . . . . . . . . . .15
     (b) Options - Consolidations, Mergers, Sale, Dissolution or Liquidation..15
     (c) Options - Recapitalization or Reorganization. . . . . . . . . . . . .16
     (d) Modification of Incentive Stock Options.. . . . . . . . . . . . . . .16
     (e)  Outstanding Restricted Stock.. . . . . . . . . . . . . . . . . . . .16
     (f)  Issuance of Securities.. . . . . . . . . . . . . . . . . . . . . . .17
     (g) Adjustments.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

17. TERM AND AMENDMENT OF PLAN.. . . . . . . . . . . . . . . . . . . . . . . .17

18. CONVERSION / TERMINATION OF INCENTIVE STOCK OPTIONS. . . . . . . . . . . .18

19. EXPENSES/APPLICATION OF FUNDS. . . . . . . . . . . . . . . . . . . . . . .18

20. GOVERNMENTAL REGULATION. . . . . . . . . . . . . . . . . . . . . . . . . .18

                                           ii
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21. WITHHOLDING OF ADDITIONAL INCOME TAXES.. . . . . . . . . . . . . . . . . .19

     (a) Cash Remittance.. . . . . . . . . . . . . . . . . . . . . . . . . . .19
     (b) Stock Remittance. . . . . . . . . . . . . . . . . . . . . . . . . . .20
     (c) Stock Withholding.. . . . . . . . . . . . . . . . . . . . . . . . . .20

2  RIGHTS UNDER THE PLAN.. . . . . . . . . . . . . . . . . . . . . . . . . . .20

     (a) No Rights as a Stockholder. . . . . . . . . . . . . . . . . . . . . .20
     (b) Accrual of Dividends. . . . . . . . . . . . . . . . . . . . . . . . .20
     (c) No Special Employment Rights. . . . . . . . . . . . . . . . . . . . .21
     (c) No Rights to Options. . . . . . . . . . . . . . . . . . . . . . . . .21
     (d) No Obligation to Exercise.. . . . . . . . . . . . . . . . . . . . . .21

23. FAILURE TO COMPLY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

24. GOVERNING LAW; CONSTRUCTION. . . . . . . . . . . . . . . . . . . . . . . .21

                                           iii

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                               SNAKE EYES GOLF CLUBS, INC.

                     1997 STOCK OPTION AND LONG-TERM INCENTIVE PLAN


     1.   PURPOSE.

     This Snake Eyes Golf Clubs, Inc. 1997 Stock Option and Long-Term Incentive Plan, formerly known as the Golf-Technology Holding, Inc. 1997 Stock Option and Long-Term Incentive Plan, is intended to promote the interests of Snake Eyes Golf Clubs, Inc. and its shareholders by providing key employees of the Company and its subsidiaries, on whose judgment, initiative, and efforts the successful conduct of the business of the Company depends, and who are responsible for the management, growth, and protection of the business, as well as directors of the Company and consultants to the Company and its subsidiaries with appropriate incentives and rewards to encourage employees to continue in the employ of the Company and to maximize their performance and to encourage directors and consultants to maximize their efforts on behalf of the Company.

     2.   DEFINITIONS.

          As used in the Plan, the following definitions apply to the terms indicated below:

          (A)  BOARD

          "Board" shall mean the Board of Directors of the Company.

          (B)  CAUSE

          "Cause" shall mean, when used in connection with the termination of a Participant's employment, the termination of the Participant's employment on account of: (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from incapacity due to physical or mental illness), (ii) the willful violation by the Participant of (A) any federal or state law or (B) any rule of the Company, which violation would materially reflect on the Participant's character, competence, or integrity, (iii) a breach by a Participant of the Participant's duty of loyalty to the Company such as Participant's solicitation of customers or employees of the Company on behalf of any other person, (iv) the Participant's unauthorized removal from the Company's premises of any document (in any medium or form) relating to the Company, its business, or its customers, PROVIDED, HOWEVER, that no such removal shall be deemed "unauthorized" if it is in furtherance of an individual's duties and obligations to the Company and such removal is a common practice at the Company,
(v) the Participant's unauthorized disclosure to any person of any confidential information regarding the Company, (vi) the willful engaging by the Participant in any other misconduct which is materially injurious to the Company or (vii) any event that constitutes

"cause" (or any similar term that constitutes the basis on which the Company may terminate the employee's employment with the Company) for purposes of an employment agreement between the Participant and the Company. For purposes of this Paragraph 2(b) no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the action or omission was in the best interests of the Company. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with the Participant or at law or in equity. If, subsequent to the termination of a Participant's employment without Cause, it is determined by the Board that the Participant's employment could have been terminated for Cause, such Participant's employment shall, at the election of the Committee in its sole discretion, be deemed to have been terminated for Cause.

          (C)  CODE


          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (D)  COMMITTEE

          "Committee" shall mean the Option Committee of the Board as provided in Paragraph 3.

          (E)  COMPANY

          "Company" shall mean Snake Eyes Golf Clubs, Inc., a Delaware corporation.

          (F)  COMMON STOCK

          "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

          (G)  DISABILITY

          "Disability" shall mean any physical or mental condition as a result of which a Participant is disabled as described in Section 422(c)(6) of the Code.

          (H)  EXCHANGE ACT

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (I)  INCENTIVE AWARD

          "Incentive Award" shall mean an Option or a Restricted Stock award granted pursuant to the terms of the Plan.

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          (j)  Incentive Stock Option

          "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the grant agreement by which it is evidenced.

          (K)  ISSUE DATE

          "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Paragraph 15(d) hereof.

          (L)  NON-QUALIFIED STOCK OPTION

          "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          (M)  OPTION

          "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Paragraph 6 hereof. Each Option, or portion thereof, shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the grant agreement by which such Option is evidenced.

          (N)  PARTICIPANT

          "Participant" shall mean an employee, officer, director or outside director of the Company or any subsidiary of the Company or a consultant to the Company or any subsidiary of the Company selected to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, that person's successors, heirs, executors, and administrators, as the case may be.

          (O)  PLAN

          "Plan" shall mean this Snake Eyes Golf Clubs, Inc. 1997 Stock Option and Long-Term Incentive Plan, as it may be amended from time to time.

          (P)  RESTRICTED STOCK

          "Restricted Stock" shall mean a share of Common Stock that is granted pursuant to the terms of Paragraph 15 hereof and that is subject to the restrictions set forth in Paragraph 15(c) hereof for as long as such restrictions continue to apply to such share.

          (Q)  RETIREMENT

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

          "Retirement" shall mean a Participant's termination of employment (other than by reason of death or Disability and other than a termination that is (or is deemed to have been) for Cause) on or after the later of (i) the date the Participant attains age 65 and (ii) the date the Participant has completed five years of service with the Company.

          (R)  SECURITIES ACT

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          (S)  VESTING DATE

          "Vesting Date" shall mean the date and/or dates established by the Committee on which Restricted Stock may vest.

     3.   ADMINISTRATION OF THE PLAN.

          (A)  BOARD OR COMMITTEE ADMINISTRATION.

          The Plan shall be administered by the Board. The Board may appoint an Option Committee (the "Committee") of two or more of its members to administer this Plan, PROVIDED, HOWEVER, the Committee shall not take any action under the Plan unless it is at all times composed solely of not less than two "Non-Employee Directors" within the meaning of Rule 16b-3, as promulgated under the Exchange Act. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if the Committee is not composed of two Non-Employee Directors when the Company is subject to the Securities Act, or, if the Committee is unable to act or no Committee has been appointed and the Board shall take any and all actions required or permitted to be taken by the Committee under the Plan and shall serve as the Committee.

          Subject to ratification of the grant or authorization of each Incentive Award by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to:

               (i) designate the employees, officers, directors or outside directors of the Company or any subsidiary or consultants to the Company or any subsidiary to whom Incentive Awards may be granted and the amount and type of such Incentive Awards;

               (ii) determine the time or times at which Incentive Awards may be granted;

               (iii) determine the price of shares subject to each Option, which price shall not be less than the minimum prices specified in Paragraphs 7 and 13 with respect to Non-Qualified and Incentive Stock Options;

               (iv) determine whether each Option granted shall be an Incentive Stock Option or a Non-Qualified Stock Option;

               (v) determine, subject to Paragraph 8, the time or times when each Option shall become exercisable and the duration of the exercise period;

               (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, and the nature of such restrictions, if any;

               (vi) in its absolute discretion and without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) accelerate the Issue Date or Vesting Date of any share of Restricted Stock issued under the Plan or waive any condition imposed thereunder, or (iii) otherwise adjust any of the terms of any Incentive Award (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award);

               (vii) grant, in its absolute discretion and without amendment to the Plan, Incentive Awards on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including without limitation, Options with higher exercise prices and values) as the Committee specifies. Notwithstanding Paragraph 5 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Paragraph 3(a) shall not count against the limit set forth in such Paragraph 5; and

               (viii) interpret and construe any provision of the Plan and prescribe and rescind rules and regulations for administering the Plan as it may deem necessary or appropriate.

The interpretation and construction by the Committee of any provisions of the Plan or of any Incentive Award granted under it shall be final and binding on all parties.

          (B)  COMMITTEE ACTIONS.

          The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company (and any affiliate that may adopt the Plan), jointly and severally, shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company (or affiliate) to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination unless such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company and its affiliates, as the case may be.

          (C)  GRANT OF OPTIONS TO DIRECTORS.

          All grants of Options to directors shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Directors who are either (i) eligible for Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such director shall act upon the granting to himself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Options.

     4.   ELIGIBLE EMPLOYEES AND OTHERS.

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those employees, officers, directors and outside directors of the Company or consultants to the Company who are responsible for the management, growth, and protection of the business of the Company; PROVIDED, HOWEVER, that Incentive Stock Options may only be granted to employees of the Company or its subsidiaries. Those officers and directors of the Company who are not employees may not be granted Incentive Stock Options under the Plan. Non-qualified Stock Options or Restricted Stock may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or its subsidiaries. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an Incentive Stock Option, Non-Qualified Stock Option or Restricted Stock. Granting of any Incentive Award to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Incentive Awards.

     5.   STOCK.

     The stock subject to Incentive Awards shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number or shares which may be issued by the Committee in its sole and absolute discretion pursuant to which Incentive Awards may be granted under the Plan is one million two hundred and fifty thousand (1,250,000) shares. The aggregate number or shares which may be issued pursuant to this Plan may be adjusted as provided in Paragraph 16. If any Incentive Award granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the underlying shares covered by such Incentive Awards shall again be available for future grants of Incentive Awards under the Plan.

     6.   GRANTING OF OPTIONS OR RESTRICTED STOCK.

          (A)  PLAN AWARDS.

          Under the Plan, the Committee may, in its sole and absolute discretion, grant either or both of the following types of Incentive Awards to a
Participant: an Option or  Restricted Stock.

          Incentive Awards may be granted by the Committee pursuant to the Plan at any time on or after the adoption of the Plan by the Board, effective as of November 3, 1997, and prior to November 3, 2007; PROVIDED, HOWEVER, that any Incentive Stock Options granted hereunder shall be subject to the ratification and approval of the Plan by the consent of the shareholders within twelve (12) months of the effective date; further provided, that failure to obtain shareholder approval shall not affect the validity of this Plan and the Incentive Awards granted hereunder except that all previous grants of Incentive Stock Options shall automatically become grants of Non-Qualified Stock Options and no further Incentive Stock Options shall be granted under the Plan.

          The date of grant of an Incentive Award under the Plan will be the date specified by the Committee at the time it grants the Incentive Award; PROVIDED, HOWEVER, that such date shall not be prior to the date on which the Committee acts to approve the Incentive Award. The Committee shall have the right, with the consent of the Participant, to convert an Incentive Stock Option granted under the Plan to a Non-Qualified Stock Option pursuant to Paragraph 18.

          (B)  INDIVIDUAL AWARDS.

          Incentive Awards granted under the Plan may be made up entirely of one type of Incentive Award or any combination of both Options and Restricted Stock, in the Committee's sole discretion.

     7.   OPTION PRICE

          (A)  PRICE.

          The exercise price per share as specified in the grant agreement relating to each Option granted under the Plan shall be determined by the Committee, PROVIDED, HOWEVER, that the exercise price per share of each Incentive Stock Option granted under the Plan shall not be less than the exercise prices set forth in Paragraph 13 hereof. The exercise price per share of each

Non-Qualified Stock Option granted under the Plan may be less than or equal to the fair market value on the date of such grant but not less than eighty-five percent (85%) of fair market value on the date of such grant.

          (B)  DETERMINATION OR FAIR MARKET VALUE.

          If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the closing selling price per share on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing selling price per share on that date of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.
However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.


     8.   OPTION DURATION.

     Subject to earlier termination as provided in Paragraph 10 and the Incentive Stock Option limitations as provided in Paragraph 13, each Option shall expire on the date specified by the Committee which shall be no later than ten years from the date of grant.

     9.   EXERCISE OR OPTION.

     Subject to the provisions of Paragraph 10, each Option granted under the Plan shall be exercisable as follows:

          (i) VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify. In the absence of provisions is an individual grant agreement or employment agreement to the contrary, Options shall vest ratably over a five (5) year period commencing on the first anniversary of the date of grant.

          (ii) FULL VESTING OR INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          (iii) PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable. Upon partial exercise of an Option, the grant agreement evidencing such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Paragraph 12 hereof.

          (iv) ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not, without the consent of a Participant, accelerate the exercise date of any installment of any Option granted to any employee as an Incentive Stock Option (and not previously converted into a Non-Qualified Option pursuant to Paragraph 18) if such acceleration would violate the annual vesting limitation contained in Section 422 of the Code, as described in Paragraph 13.

     10.  TERMINATION OF EMPLOYMENT.

     Unless otherwise provided in the Participant's grant agreement or employment agreement, the following provisions shall apply upon the termination of a Participant's employment:

          (A)  TERMINATION OTHER THAN FOR CAUSE, RETIREMENT, DEATH OR DISABILITY

          If a Participant who has been granted an Option ceases to be employed by the Company and all its subsidiaries other than for Cause or by reason of Retirement, death or Disability, no further installments of his Options shall become exercisable, and his Options shall terminate after the passage of ninety
(90) days from the date of termination of his employment, but in no event later than on their specified expiration dates. Options granted to such Participant, to the extent they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination.

          Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Participant 's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any subsidiary to continue the employee of the Participant after the approved period of absence. Incentive Stock Options granted under the Plan shall not be affected by any change of employment within or among the Company and its subsidiaries, so long as the Participant continues to be an employee of the Company or any subsidiary.

          (B)  TERMINATION FOR CAUSE

          If a Participant who has been granted an Option ceases to employed by the Company and all its subsidiaries for Cause, all outstanding Options granted to such Participant shall automatically expire at the commencement of the business as of the date of such termination.

          (c)  Death / Disability / Retirement.

          If a Participant who has been granted an Option ceases to be employed by the Company and all subsidiaries by reason of his death, Disability or Retirement, he or his personal representative or estate or beneficiary who has acquired the Option by will or by the laws of decent and distribution, shall have the right to exercise any Options held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the specified expiration date of the Option. Options granted to such Participant, to the extent they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The effect of exercising any Incentive Stock Option on a day that is more than ninety (90) days after the date of termination (or, in the case of a termination of employment on account of death or Disability, on a day that is more than one year after the date of such termination) will be to cause such Incentive Stock Option to be treated as a Non-Qualified Stock Option.

     11.  ASSIGNABILITY/ TRANSFERS.

          (A)  ASSIGNABILITY

          No Option shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution and during the lifetime of the Participant each Option shall be exercisable only by the Participant.

          (B)  UPON DEATH.

          Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Options that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

     12.  MEANS OF EXERCISING OPTIONS.

          (A)  NOTICE AND PAYMENT OF EXERCISE PRICE

          An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office to the attention of its Secretary. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, shall be signed by the Participant and shall be accompanied by the grant agreement(s) evidencing the Option. Such written request shall be accompanied by full payment of the purchase price therefore either (a) in United States dollars in cash or by certified check, bank cashier's check or wire transfer; (b) subject to the approval of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; (c) subject to the approval of the Committee, by delivery of the Participant's personal recourse note bearing interest payable not less than annually at no less than one hundred percent (100%) of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) subject to the approval of the Committee, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directs (x) an immediate market sale or margin loan respecting all or a part of the share of Common Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (y) the delivery of the shares of Common Stock from the Company directly to the brokerage firm, and (z) the delivery of the exercise price form the sale or margin loan proceeds from the brokerage directly to the Company; or (e) subject to the approval of the Committee, by any combination of (a), (b), (c) and (d) above or such other method as the Committee may approve from time to time.

          Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

          (B)  CERTIFICATES

          Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary, as the case may be, and delivered to the Participant or his or her beneficiary, as the case may be, as soon as practicable following the date on which the Option is exercised.

          (C)  FRACTIONAL SHARES

          No fractional shares shall be issued under the Plan and the Participant shall receive from the Company cash in lieu of such fractional shares.

     13.  INCENTIVE STOCK OPTION LIMITATIONS.

          (A)  $100,000 ANNUAL LIMITATION ON INCENTIVE STOCK OPTIONS.

          Each eligible employee may be granted Incentive Stock Options only to the extent that, in the aggregate under this Plan and all Incentive Stock Option plans of the Company and any subsidiary, such Incentive Stock Options do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the Incentive Stock Options were granted) of Common Stock in that year. Any Options granted to an employee in excess of such amount will be granted as Non-Qualified Stock Options.

          (b)  Ten (10%) Owners


          In the case of an Incentive Stock Option to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, the price per share specified in the agreement relating to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant and the Incentive Stock Option shall expire five years from the date of grant.

          (C)  EMPLOYEE STATUS / PRICE

          No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual is not an employee of the Company. In addition all Incentive Stock Options shall be granted at no less than 100% of fair market value.

          (D)  NOTICE TO COMPANY OF DISQUALIFYING' POSITION.

          Each employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of' any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option, or (b) one year after the date the employee acquired Common Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

          (E)

          In the event an Incentive Stock Option granted hereunder does not meet the requirements set forth in this Paragraph 13, such Incentive Stock Option shall automatically be deemed to be a Non-Qualified Stock Option, but all other terms and provisions of such Incentive Stock Option shall remain unchanged.

     14.  GRANT AGREEMENT / TERMS AND CONDITIONS OF OPTIONS.

     Options shall be evidenced by grant agreements (which need not be identical) in such form as the Committee may from time to time approve. Such grant agreements shall conform to the terms and conditions set forth in Paragraphs 6 through 13 hereof and may contain such other provisions as the Committee deems advisable. In granting any Non-Qualified Stock Option, the Committee may specify that such Non-Qualified Stock Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the

Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     In the event of any conflict between the terms of the Plan, and a grant agreement pursuant to which Options have been granted hereunder or the terms of an employment agreement pursuant to which an employee of the Company who is a Participant has been granted Options hereunder, the terms of the applicable employment agreement or related grant agreement shall control. Notwithstanding the foregoing, no change in any employment agreement or grant agreement shall cause any Incentive Stock Option granted hereunder to be considered a Non-Qualified Stock Option.

     15.  RESTRICTED STOCK.


     The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

          (A)       ISSUE DATE AND VESTING DATE.

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Paragraphs 15(c) and 15(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Paragraph 15(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Paragraph 15(b) hereof are satisfied, and except as provided in Paragraphs 15(c) and 15(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Paragraph 15(c) hereof shall cease to apply to such share.

          (B)  CONDITIONS TO VESTING.

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

          (C)  RESTRICTIONS ON TRANSFER PRIOR TO VESTING.

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest, or right in, or with respect to, such share, but immediately upon any attempt to transfer such rights, such share, and all the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

          (D)       ISSUANCE OF CERTIFICATES.

          (i) Except as provided in Paragraphs 15(c) or 15(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares, PROVIDED, that the Company shall not cause to be issued such stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

     THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS, AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE GOLF-TECHNOLOGIES HOLDING, INC. 1997 STOCK OPTION AND LONG-TERM INCENTIVE PLAN AND RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND SNAKE EYES GOLF CLUBS, INC. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF SNAKE EYES GOLF CLUBS, INC. C/O SNAKE EYES GOLF CLUBS, INC., 13000 SAWGRASS VILLAGE CIRCLE, SUITE 30, PONTE VEDRA BEACH, FLORIDA 32082.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

          (ii) Each certificate issued pursuant to Paragraph 15(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

          (E)  CONSEQUENCES UPON VESTING.

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Paragraph 15(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 15(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Paragraph 15(d)(ii) hereof.

          (f)  Effect of Termination of Employment.

          (i) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, the shares of Restricted Stock shall be forfeited on the date of such termination, provided however, that the Committee may, in its sole and absolute discretion, vest the Participant in all or any portion of shares of Restricted Stock which would otherwise be forfeited pursuant to the provisions of this Paragraph.

          (ii) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

     16.  ADJUSTMENTS.

     Upon the occurrence of any of the following events, a Participant's rights with respect to Incentive Awards granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the grant agreement between the Participant and the Company relating to such Incentive
Award:

          (A)  OPTIONS - STOCK DIVIDENDS AND STOCK SPLITS.

          Subject to any required action by the shareholders of the Company, if the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock or there shall be any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share to reflect such subdivision, combination or stock dividend.

          (B)  OPTIONS - CONSOLIDATIONS, MERGERS, SALE, DISSOLUTION OR
LIQUIDATION.

          Subject to any required action by the shareholders of the Company, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), dissolution or liquidation of the Company, the Committee shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting immediately prior to such event (whether or not then exercisable) on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Participants, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (iv) any combination of (i), (ii) and (iii).

          Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

          (C)  OPTIONS - RECAPITALIZATION OR REORGANIZATION.

          In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the new securities of equivalent value as he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          (D)  MODIFICATION OF INCENTIVE STOCK OPTIONS.

          Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to Incentive Stock Options shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Paragraph 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

          (E)  OUTSTANDING RESTRICTED STOCK.

          Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate exchange will not vest until such share of Restricted Stock vests and shall be promptly deposited with the custodian designated pursuant to Paragraph 15(d)(ii) hereof.

          The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

          (F)  ISSUANCE OF SECURITIES.

          Except as expressly provided herein, no issuance by the Company of shares or stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Incentive Awards. No adjustments shall be made to Options for dividends paid in cash or in property other than securities of the Company.

          (G)  ADJUSTMENTS.

          Upon the happening of any of the events described in subparagraphs
(a), (b) or (c) above, the class and aggregate number of shares set forth in Paragraph 5 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee shall determine the specific adjustments to be made under this Paragraph 16 and its determination shall be conclusive.

          If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or
(c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee.

     17.  TERM AND AMENDMENT OF PLAN.

     This Plan was adopted by the Board on November 3, 1997, subject to the approval by the shareholders of the Company of the Plan. The Plan shall expire at the end of the day on November 3, 2007 (except as to Options outstanding on that date). Subject to the provisions of Paragraph 6 above, Incentive Awards may be granted under the Plan prior to the date of stockholder approval of the Plan.

     The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part, or amend it in such respects as the Board may deem appropriate. No amendment, suspension or termination of the Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Option granted to an Participant under the Plan. The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Awards meeting the requirements of future amendments or issued regulations, if any, to the Code or to the Exchange Act. If the Plan becomes qualified under Section 16b-3 of the Exchange Act, an amendment would require shareholder approval under such Rule 16b-3 to retain the Plan's qualification, then such amendment shall be presented to shareholders for ratification, provided however, that the failure to obtain shareholder ratification shall not affect the validity of the Plan if so amended and the Incentive Awards granted hereunder. In addition, if the rules of NASDAQ or such other exchange on which the securities of the Company are traded would require shareholder approval of any amendment to the Plan, the amendment shall be presented to shareholders for ratification.

     18.  CONVERSION / TERMINATION OF INCENTIVE STOCK OPTIONS.

     The Committee, at the written request of any Participant may in its discretion take such actions as may be necessary to convert such Participant's Incentive Stock Options (or any installments or portions or installments thereof) that have not been exercised on the date of conversion into Non-Qualified Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a subsidiary at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the Committee (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Stock Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's Incentive Stock Options converted into Non-Qualified Stock Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

     19.  EXPENSES/APPLICATION OF FUNDS.

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

     20.  GOVERNMENTAL REGULATION.

     The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.


     All Common Stock issued pursuant to the terms of the Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

     Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE STATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICATE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

     21.  WITHHOLDING OF ADDITIONAL INCOME TAXES.

          (A)  CASH REMITTANCE.

          Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares.

          (B)  STOCK REMITTANCE.

          Subject to Paragraph 21(c) hereof, at the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, in lieu of the remittance required by Paragraph 21(a) hereof, the Participant may tender to the Company a number of shares of Common Stock determined by such Participant, the fair market value of which at the tender date the Committee determines to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

          (C)  STOCK WITHHOLDING.

          The Company shall have the right, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, in lieu of requiring the remittance required by Paragraph 21(a) hereof, to withhold a number of such shares, the fair market value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total, federal, state and local tax obligations associated with such exercise, occurrence or grant.


     22   RIGHTS UNDER THE PLAN.

          (A)  NO RIGHTS AS A STOCKHOLDER.

          No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to the Plan until the date the person becomes the owner of record with
respect to such shares.   Except as otherwise expressly provided in Paragraph 16
hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

          (B)  ACCRUAL OF DIVIDENDS

          Whenever Restricted Stock is paid to a Participant or beneficiary under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each share of Restricted Stock paid, an amount equal to any cash dividends, and number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Restricted Stock was granted and the date the shares of Restricted

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Stock are being distributed.  At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

          (C)  NO SPECIAL EMPLOYMENT RIGHTS.

          Nothing contained in the Plan or any grant agreement shall confer upon any Participant any right with respect to the continuation of his or her employment by or service with the Company or any subsidiary of the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

          (C)  NO RIGHTS TO OPTIONS.

          No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

          (D)  NO OBLIGATION TO EXERCISE.

          The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

     23.  FAILURE TO COMPLY.

     In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary) within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion may determine.


     24.  GOVERNING LAW; CONSTRUCTION.

     The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest maybe organized. In construing this Plan, the singular shall include the plural, and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

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